                                                                    EXHIBIT 10.9

EXECUTION COPY


                   MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT


         This MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is entered into effective as of May 22, 2001, by and among ECIC CORPORATION, a Texas corporation ("ECIC"), ENCAP ENERGY CAPITAL FUND III, L.P., a Texas limited partnership ("Fund III"), ENCAP ENERGY ACQUISITION III-B, INC., a Texas corporation ("Acquisition"), BOCP ENERGY PARTNERS, L.P., a Texas limited partnership ("BOCP"), and PEL-TEX PARTNERS L.L.C., a Delaware limited liability company ("Pel-Tex"). ECIC, Fund III, Acquisition, and BOCP are referred to herein individually as an "EnCap Party" and collectively as the "EnCap Parties." The EnCap Parties and Pel-Tex are referred to herein individually as a "Party" and collectively as the "Parties."

                                   WITNESSETH:

         WHEREAS, the Parties, 3TEC Energy Corporation, a Delaware corporation ("3TEC"), 3TM Acquisition L.L.C., a Delaware limited liability company, and Magellan Exploration, LLC, a Delaware limited liability company ("Magellan"), entered into that certain Agreement and Plan of Merger dated December 21, 1999, as amended on January 14, 2000, and February 2, 2000 (the "Merger Agreement");

         WHEREAS, subsequent to the date of the Merger Agreement, 3TEC became the successor to all of the assets and liabilities of Magellan;

         WHEREAS, pursuant to Section 12.4 of the Merger Agreement, the Parties agreed to certain indemnification obligations as set forth in such section;

         WHEREAS, Pel-Tex is the owner of 45,702 Warrants (the "3TEC Warrants"), each such Warrant evidencing the right to purchase one share of Common Stock of 3TEC, in connection with the transactions set forth in the Merger Agreement;

         WHEREAS, Pel-Tex holds certain rights and interests pursuant to that certain Agreement to Convey Working Interest upon Project Payout, dated effective February 3, 2000, by and between Magellan, the EnCap Parties, and Pel-Tex (such agreement is referred to herein as the "Back-In Agreement"), and Pel-Tex's rights, title and interests in and to such Agreement are referred to herein as the "Back-In Interests");

         WHEREAS, in exchange for the transfer by Pel-Tex to the EnCap Parties of the 3TEC Warrants and the Back-In Interests, the EnCap Parties desire to assume Pel-Tex's indemnification obligations pursuant to Section 12.4 of the Merger Agreement, and Pel-Tex desires to transfer the

3TEC Warrants and Back-In Interests to the EnCap Parties in consideration of the EnCap Parties' assumption of Pel-Tex's indemnification obligations pursuant to
Section 12.4 of the Merger Agreement;

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and intending to be legally bound hereby, the Parties hereto agree as follows:

         Section 1. Definitions. Unless otherwise defined in this Agreement, all terms contained herein shall have the same definitions as that in the Merger Agreement.

         Section 2. Assumption of Liabilities. Subject to the terms of this Agreement, and in consideration for the assignment, sale and transfer of the 3TEC Warrants and the Back-In Interests, the EnCap Parties hereby expressly assume, and shall be responsible for and perform and discharge when due, severally, but not jointly, on a pro rata basis (determined, other than the indemnification obligations described in Section 12.4(b) of the Merger Agreement, by reference to and in accordance with the respective Prepayout Interests of the EnCap Parties as set forth in Exhibit A to the Merger Agreement, which is hereby replaced as provided below) any and all of the indemnification obligations and associated liabilities of Pel-Tex as described in Section 12.4 of the Merger Agreement in accordance with the terms of the various indemnification obligations set forth in such Section 12.4 whether heretofore or hereafter accrued or existing (the "Assumed Indemnification Obligations"). As a result of the assumption by the EnCap Parties of the Assumed Indemnification Obligations, effective as of the date of this Agreement, Pel-Tex will not have any obligations or liabilities to indemnify and hold harmless 3TEC, Magellan or any other party or any successors or assigns thereof or any of their shareholders, directors, officers, employees, agents, successors and assigns from any and all liabilities, losses, damages, costs and expenses of any kind as described in Section 12.4 of the Merger Agreement. Pel-Tex does hereby assign, sell, transfer, and convey to the EnCap Parties on a pro rata basis (determined in accordance with the Prepayout Interests of the EnCap Parties as set forth in the Merger Agreement) all of Pel-Tex's rights associated with the Assumed Indemnification Obligations pursuant to Section 12.4 of the Merger Agreement. In connection with the assignment and assumption of the Assumed Indemnification Obligations and the associated rights pursuant to Section 12.4 of the Merger Agreement, the Parties hereby agree that Exhibit A to the Merger Agreement shall be deleted in its entirety and replaced with Exhibit A attached hereto.

         Section 3. Consideration for Assumption. As consideration for the assumption by the EnCap Parties of the indemnification obligations as set forth in Section 2 hereof, Pel-Tex does hereby assign, sell, transfer and convey to the EnCap Parties on a pro rata basis (determined in accordance with the Prepayout Interests of the EnCap Parties as set forth in the Merger Agreement) the 3TEC Warrants and the ownership interests as described in paragraphs 3(a) and (b) below (the "Assigned Interests"):

                  (a) The 3TEC Warrants as evidenced by that certain Warrant Certificate No. W-10 issued by 3TEC representing the 3TEC Warrants, each warrant representing the right to purchase one share of common stock of 3TEC at a price of $30.00 per share; the transfer and assignment of the 3TEC Warrants shall be pursuant to the Assignment of Warrant in the



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

         form attached hereto as Exhibit C, which Pel-Tex agrees to execute and deliver to the EnCap Parties concurrent with the execution and delivery of this Agreement; and

                  (b) All of Pel-Tex's rights, title and interest in and to the Back-In Interests; the transfer and assignment of the Back-In Interests shall be pursuant to the Assignment of Working Interest upon Project Payout in the form attached hereto as Exhibit D, which Pel-Tex agrees to execute and deliver to the EnCap Parties concurrent with the execution and delivery of this Agreement.

         Section 4. Representations and Warranties of Pel-Tex. Pel-Tex makes the following representations and warranties to the EnCap Parties:

                  (a) To the best of Pel-Tex's knowledge, Pel-Tex does not know of any pending or threatened demands, claims, litigation or proceedings involving or pertaining to matters which would give rise to any indemnification obligations of Pel-Tex pursuant to Section 12.4 of the Merger Agreement;

                  (b) Except for the consent of 3TEC which must be obtained in connection with the transactions set forth in this Agreement, the execution, delivery and performance of this Agreement by Pel-Tex (i) are within the power of Pel-Tex, (ii) have been duly authorized by all necessary action on the part of Pel-Tex, (iii) require no action by or in respect of, filing with, any governmental authority, (iv) do not contravene, or constitute a default under, any provision of applicable law, Pel-Tex's Charter Documents or any material judgment, injunction, order, decree, or material agreement binding upon Pel-Tex or its assets and (v) will not result in the creation or imposition of any Lien on any assets of Pel-Tex;

                  (c) This Agreement constitutes the valid and binding agreement of Pel-Tex, enforceable against it in accordance with the terms hereof, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally, and
         (ii) the availability of equitable remedies may be limited by equitable principles of general applicability; and

                  (d) Pel-Tex is the owner, beneficially and of record, of the 3TEC Warrants and the Back-In Interests, there are no outstanding Liens, options, warrants or other rights to acquire affecting either the 3TEC Warrants or the Back-In Interests, and Pel-Tex has the right, without any restriction, except for the consent of 3TEC and Magellan as required pursuant to the terms of the 3TEC Warrants and Back-In Interests, to transfer the 3TEC Warrants and Back-In Interests to the EnCap Parties as set forth herein.

         Section 5. Representations and Warranties of the EnCap Parties. Each EnCap Party severally (and not jointly) makes the following representations and warranties to Pel-Tex:

                  (a) Except for the consent of 3TEC which must be obtained in connection with the transactions set forth in this Agreement, the execution, delivery and performance of this Agreement by such EnCap Party (i) are within the powers of such EnCap Party, (ii) have


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

         been duly authorized by all necessary action on the part of such EnCap Party, (iii) require no action by or in respect of, filing with, any governmental authority, (iv) do not contravene, or constitute default under, any provision of applicable law, the Charter Documents of such EnCap Party or any material judgment, injunction, order, decree, or material agreement binding upon such EnCap Party or its assets and, (v) except for the transactions expressly set forth in this Agreement, will not result in the creation or imposition of any Lien on any assets of such EnCap Party;

                  (b) This Agreement constitutes the valid and binding agreement of such EnCap Party, enforceable against it in accordance with the terms hereof, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability; and

                  (c) The acquisition of the 3TEC Warrants by such EnCap Party is for its own investment purposes and not with a view toward the distribution thereof; that such EnCap Party acknowledges and agrees that the 3TEC Warrants may not be transferred except pursuant to a registration in accordance with securities laws of the United States and all applicable states, or pursuant to an applicable exemption therefrom.

         Section 6. Further Assurances. Each Party hereto agrees to take such actions and to execute and deliver such documents, agreements and certificates as may be reasonably requested by any other Party hereto to carry out the transactions as set forth herein, including, without limitation, the execution, delivery, and filing of any assignments or other documents as necessary to evidence the transfer of the 3TEC Warrants and Back-In Interests as set forth herein.

         Section 7. Expenses. Each Party shall be responsible for their own expenses incurred in connection with the negotiation, execution and delivery of this Agreement and the documents, agreements and certificates which are required in connection with the consummation of the transactions as set forth herein.

         Section 8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered in the manner and to the Parties at the addresses as set forth in the Merger Agreement.

         Section 9. Counterparts. This Agreement may be executed in any number of counterparts each of which will be deemed to be an original but all of which shall be deemed one and the same document.

         Section 10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without consideration to the conflict of laws principles thereof.

         Section 11. Venue. Each Party hereby irrevocably submits to the exclusive jurisdiction of the United States District Courts for Southern District located in Houston, Harris County, Texas,


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and/or the State District Courts of the State of Texas located in Houston,
Harris County, Texas, in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such courts (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this
Section 11 and shall not be deemed to be a general submission to the jurisdiction of said Courts or in the State of Texas other than for such purpose.

         Section 12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. This Agreement may not be assigned by any Party hereto, without the prior written consent of each other Party hereto. Any attempted assignment in violation of the preceding sentence shall be null and void.

         Section 13. Final Agreement. This Agreement represents the final agreement between the Parties and may not be contradicted by evidence of prior or contemporaneous agreements between the Parties. There are no unwritten or oral agreements between the Parties.





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         IN WITNESS WHEREOF, the Parties hereto have executed and delivered this instrument as of the date first above written.

                                  ECIC CORPORATION

                                  By:
                                     -------------------------------------
                                     D. Martin Phillips, Vice President


                                  ENCAP ENERGY CAPITAL FUND III, L.P.

                                  By: EnCap Investments L.L.C., its
                                      general partner


                                  By:
                                     -------------------------------------
                                     D. Martin Phillips, Senior Vice President


                                  ENCAP ENERGY ACQUISITION III-B, INC.


                                  By:
                                     -------------------------------------------
                                     D. Martin Phillips, Vice President


                                  BOCP ENERGY PARTNERS, L.P.

                                  By: EnCap Investments L.L.C., Manager


                                  By:
                                     -------------------------------------------
                                     D. Martin Phillips, Senior Vice President


                                  PEL-TEX PARTNERS L.L.C.

                                  By: DLJ LBO PLANS MANAGEMENT CORPORATION,
                                      Manager

                                      By:
                                         ---------------------------------------
                                         Michael Isikow, Director


                                  By:
                                     -------------------------------------------
                                     Townes G. Pressler, Jr., Manager





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                                    EXHIBIT A

                           LIST OF PRE-PAYOUT MEMBERS


                PRE-PAYOUT MEMBER                                   SEVERAL SHARE(1)                        LIMIT(2)
--------------------------------------------------------------------------------------------------------------------

ECIC Corporation                                                         15.000000%                   $2,887,500.03
---------------------------------------------------- ------------------------------- -------------------------------
EnCap Energy Capital Fund III, L.P.                                      42.479001%                   $8,177,207.61
---------------------------------------------------- ------------------------------- -------------------------------
EnCap Energy Acquisition III-B, Inc.                                     32.126900%                   $6,184,428.26
---------------------------------------------------- ------------------------------- -------------------------------
BOCP Energy Partners, L.P.                                               10.394099%                   $2,000,864.10
---------------------------------------------------- ------------------------------- -------------------------------
                  TOTAL                                                 100.000000%                  $19,250,000.00
---------------------------------------------------- ------------------------------- -------------------------------



(1)      Represents each Pre-Payout Member's several share as referenced in
         Section 12.4(e) of the Agreement.

(2) Represents the amount stipulated for each Pre-Payout Member as referenced in Section 12.4(f)(iii) of the Agreement.





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


                                    EXHIBIT B

                               CONSENT AND RELEASE


         By execution of this Consent and Release effective as of May 22, 2001, the undersigned, 3TEC ENERGY CORPORATION, for itself and as successor to the interests of MAGELLAN EXPLORATION, LLC, (i) acknowledges and evidences its consent to the terms and conditions of the attached Master Assignment and Assumption Agreement (the "Master Assignment") dated effective as of May 22, 2001 by and among ECIC CORPORATION, a Texas corporation ("ECIC"), ENCAP ENERGY CAPITAL FUND III, L.P., a Texas limited partnership ("Fund III"), ENCAP ENERGY ACQUISITION III-B, INC., a Texas corporation ("Acquisition"), BOCP ENERGY PARTNERS, L.P., a Texas limited partnership ("BOCP"), and PEL-TEX PARTNERS L.L.C., a Delaware limited liability company ("Pel-Tex") (ECIC, Fund III, Acquisition, and BOCP are referred to herein individually as an "EnCap Party" and collectively as the "EnCap Parties"), including, without limitation, the assignment of the indemnification obligations described in Section 2 thereof and the amendment of Exhibit A to the Merger Agreement (as defined therein); (ii) in consideration of the EnCap Parties' assumption of the Assumed Indemnification Obligations (as defined in the Master Assignment), hereby forever releases, acquits and forever discharges Pel-Tex from any and all such liability and obligations relating to Section 12.4 of the Merger Agreement (whether heretofore or hereafter accrued or existing) or the Assumed Indemnification Obligations; and (iii) acknowledges that its only recourse for indemnities and other obligations under Section 12.4 of the Merger Agreement shall be against the EnCap Parties in accordance with the Master Agreement. Further, the undersigned hereby agrees to issue replacement warrants for Warrant Certificate No. W-10 in connection with the transfer of such warrant as set forth in Section 3(a) of the Master Agreement upon presentment of such warrant certificate and appropriate documents for the transfer thereof.

         In witness whereof, the undersigned has executed and delivered this Consent and Release as of the date first above written.


                                  3TEC ENERGY CORPORATION


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------







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                                    EXHIBIT C

                               WARRANT ASSIGNMENT

         For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, value received, PEL-TEX PARTNERS L.L.C., a Delaware limited liability company ("Assignor"), hereby sells, assigns and transfers those certain 45,702 Warrants (each Warrant representing the right to purchase one share of Common Stock of 3TEC Energy Corporation (the "Company") at an exercise price of $30.00 per share), which are represented by Warrant Certificate No. W-10, together with all right, title and interest therein, unto the following parties (each an "Assignee") in the number of Warrants set forth beside their names:

         Assignee                                      Number of Warrants
         --------                                      ------------------
         ECIC CORPORATION                                     6,855
         ENCAP ENERGY CAPITAL FUND III, L.P.                 19,414
         ENCAP ENERGY ACQUISITION III-B, INC.                14,683
         BOCP ENERGY PARTNERS, L.P.                           4,750
                                                            -------

         TOTAL                                               45,702

 Assignor does hereby irrevocably constitute and appoint the Secretary of the Company or such other officer of the Company that is duly authorized by the Company to effect a transfer of the above-referenced Warrants as attorney for the undersigned, to transfer said Warrants on the books of the Company, with full power of substitution.

This Assignment is subject to the terms and provisions of that certain Master Assignment and Assumption Agreement dated effective May 22, 2001, by and between Assignor and Assignees.

                                  PEL-TEX PARTNERS L.L.C.

                                  By: DLJ LBO PLANS MANAGEMENT CORPORATION,
                                      Manager

                                      By:
                                         ---------------------------------------
                                         Michael Isikow, Director


                                  By:
                                     -------------------------------------------
                                     Townes G. Pressler, Jr., Manager





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Consented to as of May 22, 2001 by the undersigned.



                                  3TEC ENERGY CORPORATION


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



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                                    EXHIBIT D

                         ASSIGNMENT OF BACK-IN INTEREST








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